UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2018

GENER8 MARITIME, INC.

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34228	66 071 6485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue
2nd Floor
New York, NY	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 763-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2018, the Company, in connection with the proposed merger (the “Merger”) between Gener8 Maritime, Inc. (the “Company” or “Gener8”) and Euronav MI Inc. (“Merger Sub”), a wholly-owned subsidiary of Euronav NV (“Euronav”), pursuant to the Merger Agreement, dated as of December 20, 2018, between the Company, Euronav and Merger Sub, entered into severance agreements with each of Peter Georgiopoulos, Chairman and Chief Executive Officer of the Company, Leonard Vrondissis, Executive Vice President, Chief Financial Officer and Secretary of the Company, Milton Gonzales, Manager and Technical Director of Gener8 Maritime Management LLC, a wholly-owned subsidiary of the Company, John Tavlarios, Chief Operating Officer of the Company and Sean Bradley, Manager and Commercial Director of Gener8 Maritime Management LLC.

Pursuant to his severance agreement, upon consummation of the Merger and subject to his non-revocation of a general release of claims in favor of the Company and Euronav, Peter Georgiopoulos will receive severance of   $3,750,000 (of which $3,362,500 will be paid in a lump sum, which payment is expected to be made within 8-14 days following the closing of the Merger, with the balance of $387,500 payable in up to two monthly installments in 2019), and a transaction bonus of $1,775,000 (also expected to be paid in a lump sum within 8-14 days following the closing of the Merger). Mr. Georgiopoulos has also agreed to provide consulting services to the Company and Euronav through the third anniversary of his termination from the Company, for which he will receive $1,225,000, payable in equal monthly installments. The Company also waived all non-competition provisions in any agreement between the Company and Mr. Georgiopoulos effective as of December 20, 2017.

Pursuant to his severance agreement, upon consummation of the Merger and subject to his non-revocation of a general release of claims in favor of the Company and Euronav, Leonard Vrondissis will receive a transaction bonus of $2,500,000 and a severance payment of $425,000, each of which payments is expected to be paid within 8-14 days following the closing of the Merger.

Pursuant to his severance agreement, upon consummation of the Merger and subject to his non-revocation of a general release of claims in favor of the Company and Euronav, Milton Gonzales will receive a transaction bonus of $250,000, which is expected to be paid in a lump sum within 8-14 days following the closing of the Merger.  In addition, Mr. Gonzalez has agreed to serve as the Chief Operating Officer of each of the Company and Gener8 Maritime Management LLC, until October 31, 2018, during which time he will continue to receive his current base salary of $275,000.  Following the completion of his service as Chief Operating Officer, and subject to his non-revocation of a general release of claims in favor of the Company and Euronav, Mr. Gonzalez will be entitled to severance of $525,000, which is expected to be paid in a lump sum within 8-14 days following his termination of employment on October 31, 2018.

Pursuant to his severance agreement, upon consummation of the Merger and subject to his non-revocation of a general release of claims in favor of the Company and Euronav, John Tavlarios will be entitled to severance of $1,100,000, of which $962,500 will be paid in a lump sum which is expected to be made within 8-14 days following the closing of the Merger, with the balance of $137,500 payable in up to three monthly installments in 2020.

Pursuant to his severance agreement, upon consummation of the Merger and subject to his non-revocation of a general release of claims in favor of the Company and Euronav, Sean Bradley will be entitled to severance of $389,583, which is expected to be paid within 8-14 days following the closing of the Merger.

In addition, Mr. Gonzales and Mr. Bradley will be entitled to continued medical benefits until the first anniversary of his employment termination date, and Mr. Tavlarios will be entitled to continued medical benefits until the 18-month anniversary of his employment termination date, each at the same monthly premium they were paying prior to their employment termination date. In the event that the Company terminates the health plan in which such executives are eligible participants before such post-employment commitments have been fully satisfied, each executive will be entitled to receive a cash payment equal to the monthly amount the Company was paying for such executive’s premium times the number of months remaining under their respective contractual commitments.

The Company also agreed to waive any non-competition provisions in in any agreement between the Company and each of Mr. Vrondissis, Mr. Gonzales, Mr. Tavlarios and Mr. Bradley as of the closing of the Merger.

Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

99.1	Severance Agreement, dated as of June 10, 2018, between the Company and Peter Georgiopoulos.

99.2	Severance Agreement, dated as of June 10, 2018, between the Company and Leonard J. Vrondissis.

99.3	Severance Agreement, dated as of June 10, 2018, between the Company and John P. Tavlarios.

99.4	Severance Agreement, dated as of June 10, 2018, between the Company and Milton H. Gonzales.

99.5	Severance Agreement, dated as of June 10, 2018, between the Company and Sean Bradley.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K, including information incorporated by reference into this Form 8-K, may contain forward-looking statements, including, for example, but not limited to, statements about management expectations, strategic objectives, strategic opportunities, growth opportunities, business prospects, regulatory proceedings, transaction synergies and other benefits of the Merger, and other similar matters.  Forward-looking statements are not statements of historical facts and represent only Euronav’s or Gener8’s beliefs regarding future events, which are inherently uncertain.  Forward-looking statements are typically identified by words such as “anticipates,” “believes,” “budgets,” “could,” “estimates,” “expects,” “forecasts,” “foresees,” “goal,” “intends,” “likely,” “may,” “might,” “plans,” “projects,” “schedule,” “should,” “target,” “will,” or “would” and similar expressions, although not all forward-looking information contains these identifying words.

By their very nature, forward-looking statements require Euronav and Gener8 to make assumptions and are subject to inherent risks and uncertainties that give rise to the possibility that Euronav’s or Gener8’s predictions, forecasts, projections, expectations or conclusions will not prove to be accurate, that Euronav’s or Gener8’s assumptions may not be correct and that Euronav’s or Gener8’s objectives, strategic goals and priorities will not be achieved.  Readers are cautioned not to place undue reliance on these statements, as a number of important factors could cause actual results to differ materially from the expectations expressed in such forward-looking statements.  These factors include, but are not limited to, the possibility that the Merger does not close when expected or at all because required shareholder approval is not received or other conditions to the closing are not satisfied on a timely basis or at all; that Gener8 and Euronav may be required to modify the terms and conditions of the Merger Agreement to achieve shareholder approval, or that the anticipated benefits of the Merger are not realized as a result of such things as the weakness of the economy and competitive factors in the seaborne transportation area in which Euronav and Gener8 do business; potential litigation arising from the Merger Agreement and/or the Merger; the Merger’s effect on the relationships of Euronav or Gener8 with their respective customers and suppliers, whether or not the Merger is completed; Euronav’s shareholders’ and Gener8’s shareholders’ reduction in their percentage ownership and voting power; the challenges presented by the integration of Euronav and Gener8; the uncertainty of third-party approvals; the significant transaction and merger-related integration costs; fulfilment of the conditions precedent to the effectiveness of the amendment to Gener8’s KEXIM Credit Agreement and other factors listed from time to time in Gener8’s and Euronav’s filings with the SEC, including, without limitation, Gener8’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and its subsequent reports on Form 10-Q and Form 8-K and Euronav’s Form 20-F for the fiscal year ended December 31, 2017 and its subsequent reports on Form 6-K.  The forward-looking statements speak only as of the date of this Form 8-K, in the case of forward-looking statements contained in this Form 8-K, or the dates of the documents incorporated by reference into this Form 8-K, in the case of forward-looking statements made in those incorporated documents.  Except as required by applicable law or regulation, Gener8 and Euronav do not undertake to update any forward-looking statement, whether written or oral, to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.

Important Information for Investors and Shareholders

In connection with the proposed transaction between Gener8 and Euronav, Gener8 and Euronav have filed and intend to file relevant materials with the SEC, including a Euronav registration statement on Form F-4 that includes a proxy statement of Gener8 and that also constitutes a prospectus of Euronav. The definitive proxy statement/prospectus was first mailed to shareholders of Gener8 on May 10, 2018. INVESTORS AND SECURITY HOLDERS OF GENER8 AND EURONAV ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GENER8, EURONAV AND THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement and the definitive proxy statement/prospectus and other documents filed with the SEC by Gener8 and Euronav through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Gener8 are available free of charge on Gener8 internet website at www.gener8maritime.com. Copies of the documents filed with the SEC by Euronav are available free of charge on Euronav’s internet website at www.euronav.com.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Severance Agreement, dated as of June 10, 2018, between the Company and Peter Georgiopoulos.

99.2	Severance Agreement, dated as of June 10, 2018, between the Company and Leonard J. Vrondissis.

99.3	Severance Agreement, dated as of June 10, 2018, between the Company and John P. Tavlarios.

99.4	Severance Agreement, dated as of June 10, 2018, between the Company and Milton H. Gonzales.

99.5	Severance Agreement, dated as of June 10, 2018, between the Company and Sean Bradley.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Gener8 Maritime, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENER8 MARITIME, INC.

/s/ Leonard J. Vrondissis
Leonard J. Vrondissis

Chief Financial Officer, Secretary and Executive Vice President

DATE: June 11, 2018